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                                                                   Exhibit 23(b)






                          INDEPENDENT AUDITOR'S CONSENT


We consent to the use in this Registration Statement of Marshall & Ilsley Corporation on Form S-4 of our report, dated February 23, 2001, which is part of this Registration Statement.

We also consent to the reference to our Firm under the caption "Experts" in such Registration Statement.

/s/ McGladrey & Pullen, LLP

McGLADREY & PULLEN, LLP

Minneapolis, Minnesota
January 14, 2002